Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

pacific Capital Tax-Free Short Intermediate Securities fund

(THE “FUNDS”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated October 14, 2021 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2021

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Funds and should be read in conjunction with such Prospectus and SAI.

Changes to the Funds’ Portfolio Management Team

Effective August 23, 2021, Reid Smith became a portfolio manager of the Funds and effective September 1, 2021 Stephen Dodge became a portfolio manager of the Funds. Effective September 30, 2021, Janet Katakura is no longer a portfolio manager of the Funds and Mr. Smith assumed lead responsibility for the portfolio management of the Funds.

1.	The section of the Prospectus entitled “Portfolio Manager” on pages 5 and 10 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

•	Reid Smith, CFA, Vice President and Lead Portfolio Manager, has been managing the Fund since August 23, 2021.

•	Stephen Dodge, Vice President and Co-Portfolio Manager, has been managing the Fund since September 1, 2021.

2.	The section of the Prospectus entitled “Portfolio Manager” on page 14 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Reid Smith, CFA is lead portfolio manager responsible for the day-to-day management of the Funds. Mr. Smith is a Vice President and Senior Portfolio Manager with the Adviser. He has served as a portfolio manager of the Funds since August 23, 2021. He has over 30 years of fixed income portfolio management experience with an extensive background in municipal bond portfolio management. Mr. Smith was a Financial Advisor/Investments at Stifel from September 2020 to August 2021. Prior to that, Mr. Smith was CIO/Director at Ziegler Capital Management – BPG Group from November 2015 to July 2019. Mr. Smith began his career in portfolio management with the Adviser in 1986. Mr. Smith also worked as a Principal/Senior Portfolio Manager at Vanguard Group from 1992 to 2009 and as Head of the Barclays Wealth Fixed Income Group from 2011 to 2015. Mr. Smith is a Chartered Financial Analyst and a graduate of the University of Hawaii at Manoa, Shidler School of Business, where he received both his Bachelors and Master degrees in business administration.

Stephen Dodge assists Mr. Smith with the day-to-day management of the Funds. Mr. Dodge is a Vice President and Portfolio Manager with the Adviser. He has served as a portfolio manager of the Funds since September 1, 2021 and has been assisting with the Funds since June 2018. He has over 3 years of fixed income experience with a focus on municipal bond portfolio management. Mr. Dodge was a Senior Investment Analyst at Bank of Hawaii Fixed Income from June 2018 to August 2021. Prior to that, Mr. Dodge was an Investment Analyst with Bank of Hawaii’s Portfolio Management Team from January 2016 to June 2018. Mr. Dodge is a graduate of the University of Hawaii at Manoa, Shidler School of Business, where he received his Bachelors in business administration with a focus on finance. Mr. Dodge simultaneously graduated from University of Hawaii at Manoa, where he received his Bachelors of Arts with a major in Mandarin Chinese.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section titled “Portfolio Manager” beginning on Page 33 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by the Portfolio Managers as of September 30, 2021;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the Portfolio Managers’ management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds’ Portfolio Managers from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts as of September 30, 2021; and

(iv)	“Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Funds as of September 30, 2021.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Reid Smith and Stephen Dodge, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of September 30, 2021.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Reid Smith
Registered Investment Companies:	3	$962.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	67	$535.1	0	$0

Stephen Dodge
Registered Investment Companies:	3	$962.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	98	$167.9	0	$0

Material Conflicts of Interest. Potential conflicts may arise out of: (a) a Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among a Portfolio Manager’s accounts with the same strategy.

The Portfolio Managers may oversee funds and/or accounts managed under similar strategies and objectives. Potential conflicts of interest may arise as a result of the Portfolio Managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

Compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. A potential conflict may arise when a Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for a Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Generally, compensation is computed as a percentage of assets under management for the client.

Generally speaking, there are no situations where the Funds’ opportunities or the execution of their investment programs (e.g., purchases and sales) may be compromised or limited by the investments of other clients. There may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of a Fund’s investment program, but this affects all accounts sharing the same investment strategy. In such situations, the Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and compliance procedures.

Compensation.

The portfolio managers are employed and compensated by BOH, and not the Funds. Under BOH’s compensation program, the portfolio managers’ incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH’s management in the case of separate accounts. This compensation program is intended to align the portfolio managers’ level of expertise relative to the success of those funds and accounts. BOH’s overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, the portfolio managers are eligible to participate in BOH’s Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If a portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio managers. The compensation structure of the other Trusts and accounts managed by the portfolio managers is the same as the compensation structure of the Funds.

Ownership of Securities. As of September 30, 2021, the portfolio managers did not beneficially own equity securities in the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE